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                                                          EXHIBIT 10.27
                            LEAR SEATING CORPORATION
                             1994 STOCK OPTION PLAN
                           ---------------------------


         1. Purpose. The purposes of the Lear Seating Corporation 1994 Stock Option Plan (the "Plan") are, in general, to give Lear Seating Corporation (the "Company") a significant advantage in retaining employees, officers and directors, and to provide an incentive to selected key employees, officers and directors of the Company and its subsidiaries, within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended ("Code"), who have substantial responsibility in the direction of the Company and its subsidiaries, and others who the Company determines provide substantial and important services to the Company, to acquire a proprietary interest in the Company, to continue as employees, officers and directors or in their other capacities, and to increase their efforts on behalf of the Company.
         2.      The Plan.  Two types of stock options may be granted under the
Plan: incentive stock options as defined in Code Section 422 and the regulations promulgated thereunder ("ISOs"), and options that do not qualify as incentive stock options ("NQSOs"). All options shall be exercisable to purchase shares of common stock, $.01 par value (the "Common Stock") of the Company. Collectively, ISOs and NQSOs are referred to herein as "Options".
                 Subject to Sections 3 and 6(a), ISOs may be awarded to employees of the Company and its subsidiaries, within the meaning of Code
Section 424(f), including employees who are officers and directors, but shall not be issued to directors or others who are not employees.
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                 Subject to Sections 3 and 6(a), NQSOs may be awarded to
employees and directors, including directors who are not employees of the Company and its subsidiaries, within the meaning of Code Section 424(f), and anyone whom the Committee administering the Plan pursuant to Section 3 determines provides substantial and important services to the Company.
                 To the extent that any Option is not designated as an ISO, or even if so designated it does not qualify as an ISO, it shall be treated as a NQSO.
         3. Administration. The Plan shall be administered by the Compensation Committee (the "Committee") which shall be solely comprised of two or more "outside directors" as defined by Proposed Treasury Regulation Section 1.162-27(e)(3) or such other regulations as may be issued in proposed, temporary or final form under Code Section 162(m). The Committee shall act by a majority of its members at the time in office and eligible to vote on any particular matter, and such action may be taken either by a vote at a meeting or in writing without a meeting. Subject to the provisions of the Plan, the Committee shall from time to time and at its discretion (i) grant Options, (ii) determine which employees, officers and directors and other individuals performing substantial and important services ("Grantees") may be granted such Options under the Plan; (iii) determine whether any Option shall be an ISO or NQSO; (iv) determine the number of shares subject to each Option; (v) determine the term of each Option granted under the Plan; (vi) determine the date or dates on which the Option shall be exercisable; (vii) determine the exercise price of any Option; (viii) determine the fair market value of the Common Stock subject to the Options; (ix) determine the terms of any agreement pursuant to which Options are granted;





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(x) amend any such agreement with the consent of the Grantee; (xi) establish such procedures as it deems appropriate for a recipient of an award hereunder to designate a beneficiary to whom any benefits payable in the event of his or her death are to be made; and (xii) determine any other matters specifically delegated to it under the Plan or necessary for the proper administration of the Plan.
                 The Committee shall also have the final authority to interpret and construe the terms of the Plan and of any Option and such interpretation and construction by the Committee shall be final, binding and conclusive upon all persons including, without limitation, the Company, stockholders of the Company, the Plan, and all persons claiming an interest in the Plan. Notwithstanding anything contained in this Section to the contrary, no term of the Plan relating to ISOs shall be interpreted, nor shall any discretion or authority of the Committee be exercised, so as to disqualify the Plan under Code Section 422 or, without the consent of the Grantee, to disqualify any ISO under Code Section 422.
                 No member of the Committee or Director shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Option granted hereunder.
         4. Effectiveness and Termination of Plan. This Plan shall terminate on the earliest of:
                 (a) The tenth anniversary of the effective date as determined under this Section 4;





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                 (b)      The date when all shares of the Common Stock reserved
for issuance under the Plan, shall have been acquired through exercise of Options granted under the Plan; or
                 (c) Such earlier date as the Board of Directors may determine. This Plan shall become effective as of the date of adoption thereof by the Board of Directors of the Company, or the date this Plan is approved by the stockholders, whichever is earlier. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.
         5. The Stock. The aggregate number of shares of Common Stock which may be issued under the Plan shall be 625,000 shares; provided, however, that the maximum number of shares of Common Stock available with respect to the Options granted by the Committee to any one Grantee under the Plan shall not exceed 60,000. Such number of shares may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of shares of Common Stock held in or acquired for the treasury of the Company. All or any shares of Common Stock subjected under this Plan to an Option which, for any reason, terminates unexercised as to such shares, may again be subjected to an Option under the Plan.
         6. Grant, Terms and Conditions of Options. Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan. Each Option granted under the Plan shall be evidenced by an agreement in a form approved by the Committee. The terms and conditions of such Option agreement need not be identical with respect to each Grantee, but each Option agreement will evidence on its face whether it is an





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ISO or a NQSO.  For purposes of this Section, an Option shall be deemed granted on the date the Committee selects an individual to be a Grantee, determines the number of shares to be issued pursuant to such Option and specifies the terms and conditions of the Option. Except as hereinafter provided, Options granted pursuant to the Plan shall be subject to the following terms and conditions:
                 (a) Grantee. Subject to Section 2 hereof, the Grantees of any Options hereunder shall be such key employees, officers and directors of the Company and its subsidiaries, within the meaning of Code Section 424(f), as determined by the Committee, who have substantial responsibility in the direction of the Company and its subsidiaries, and anyone else whom the Committee determines provides substantial and important services to the Company.
                 (b) Price and Exercise. The purchase price of the shares of Common Stock upon exercise of an ISO shall be no less than the fair market value of the shares at the time of grant of an ISO; provided, however, if an ISO is granted to a person owning shares of the Company possessing more than 10% of the total combined voting power of all classes of shares of the Company as defined in Code Section 422 ("10% Stockholder"), the purchase price shall be equal to 110% of the fair market value of the shares. The fair market value of the Common Stock shall be the closing price of publicly traded Common Stock on the national securities exchange on which the Common Stock is listed (if the Common Stock is so listed) or on the NASDAQ National Market System (if the Common Stock is regularly quoted on the NASDAQ National Market System), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Common Stock in the





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over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.
                 The purchase price of the shares of Common Stock upon exercise of a NQSO may be any price set by the Committee.
                 The notice of the exercise of any Option shall be accompanied by payment in full of the Option price. The purchase price shall be paid in United States dollars in cash or by certified or cashier's check payable to the order of the Company at the time of purchase. At the discretion of the Committee, the purchase price may be paid with: (i) stock of the Company (Common Stock already owned by, and in the possession of, the Grantee); or (ii) any combination of United States dollars or stock of the Company. Anything contained herein to the contrary notwithstanding, any required withholding tax shall be paid by the Grantee in full in United States dollars in cash or by certified or cashier's check at the time of exercise of the Option. Shares of stock of the Company used to satisfy the exercise price of an Option shall be valued at their fair market value as determined by the Committee, as of the close of business on the day immediately preceding the date of exercise.
                 If required by the Company, such notice of exercise of an Option shall be accompanied by the Grantee's written representation that the stock being acquired are purchased for investment and not for distribution; acknowledging that such stock has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); and agreeing that such stock may not be sold or transferred or unless there is an effective Registration





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Statement for it under the 1933 Act, or, in the opinion of counsel, such sale or transfer is not in violation of the 1933 Act.
                 The purchase price shall be subject to adjustment, but only as provided in Section 7 hereof.
                 (c) Vesting. Options shall vest in accordance with the schedule established for each Grantee; provided, however, that all Options awarded to a Grantee shall vest immediately upon said Grantee's death or disability as defined herein.
                 (d)      Forfeiture.      Notwithstanding anything contained
herein to the contrary, the right (whether or not vested) of a Grantee to exercise his or her outstanding Options, if any, shall be forfeited if (i) the Grantee shall enter into a business or employment which the Board of Directors determines to be detrimentally competitive with the Company or substantially injurious to the Company's financial interests; or (ii) the Grantee is discharged from employment with the Company for cause; or (iii) the Grantee performs acts of willful malfeasance or gross negligence in a matter of material importance to the Company.
                 (e) Additional Restrictions on Exercise of an ISO. The aggregate fair market value of Common Stock (determined at the time an ISO is granted) for which an ISO is exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its subsidiaries or parent) shall not exceed $100,000.
                 (f) Duration of Options. Options may be granted for terms of up to but not exceeding ten (10) years from the effective date the particular Option is granted;





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provided, however, that ISOs granted to a 10% Stockholder may be for a term of up to but not exceeding five (5) years from the effective date the particular ISO is granted.
                 If the stockholders of the Company have not approved the adoption of the Plan prior to the end of one (1) year from the date the Plan is approved by the Board of Directors of the Company, any ISOs granted under the Plan prior to such date shall be null and void and the Company shall rescind the issuance of any shares of Common Stock issued upon the exercise of such ISOs by a Grantee prior to such date. In the event of such rescission, the Company shall refund the price paid per share of Common Stock by the Grantee upon exercise of the ISO upon receipt of the certificate representing such shares.
                 (g) Termination of Employment. Upon the termination of a Grantee's employment with the Company, his or her rights to exercise an Option then held by such Grantee shall be only as follows:

                   (i) Retirement. If the Grantee's employment is terminated because he or she has attained the age which the Company may from time to time establish as the retirement age for any class of its employees, or in accordance with the age specified in an employment agreement with a Grantee, he or she shall have the right to exercise the Option within three (3) months following such retirement if and to the extent the Option was exercisable on such date of retirement; in addition, he or she may exercise the Option notwithstanding that it is not exercisable at the time of retirement, with the consent of the Company within three months following such retirement. However, in the event of his or her death prior to the end of the three-month period after the aforesaid termination of his or her employment, his or her estate shall have





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         the right to exercise the Option within one (1) year following such termination with respect to all or any part of the stock subject thereto, regardless of whether the Grantee had the right to purchase such stock at the time of termination of employment.
                          (ii) Death. In the case of a Grantee who dies while employed by the Company, his or her estate shall have the right for a period of one (1) year following the date of such death to exercise the Option.
                          (iii) Disability. In the case of a Grantee whose employment with the Company is terminated by disability, as defined in Code Section 22(e)(3), he or she shall have the right for a period of one (1) year from the date of determination the disability exercise the Option.
                          (iv)   Other Reasons.  Except as provided under
        Section 6(d) hereof, in the case of a Grantee whose employment is terminated for any reason other than those provided above under "Retirement", "Death", or "Disability", the Grantee or his or her estate (in the event of his or her death after such termination) may, within the 30-day period following such termination, exercise the Option to the extent the right to exercise had occurred prior to such termination.
                          (v) Non-Employee Directors. An Option received by a Grantee who is a member of the Board of Directors of the Company but who is not an employee of the Company shall vest and become exercisable in accordance with its terms regardless of such Grantee's continued service as a member of the Board of Directors of the Company.


                 For purposes of this Section 6(g), "termination of employment" shall mean the termination of a Grantee's employment with the Company or a subsidiary or a parent. A Grantee employed by a subsidiary shall also be deemed to have a termination of employment if the subsidiary ceases to be a subsidiary of the Company, and the Grantee does not immediately thereafter become an employee of the Company or of a subsidiary or the parent.





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A Grantee who is not an employee of the Company shall be considered to have terminated his or her employment when substantial services, as determined by the Committee, are no longer provided to the Company by the Grantee.
                 Also for purposes of this Section 6(g), a Grantee's "estate" shall mean his or her legal representatives upon his or her death or any person who acquires the right to exercise an Option by reason of the Grantee's death. The Committee may in its discretion require the transferee of a Grantee to supply it with written notice of the Grantee's death or disability and to supply it with a copy of the will (in the case of the Grantee's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Option.
                 (h) Transferability of Option and Stock Acquired Upon Exercise of Option. Options shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee. Except as limited by applicable securities laws and the provisions of Sections 6(b), 6(j), 8 and 14 hereof, shares of Common Stock acquired upon exercise of Options hereunder shall be freely tradeable.
                 (i) Modifications, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding





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Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). The Committee shall not, however, with respect to ISOs, modify any outstanding Options so as to specify a lower Option price or accept the surrender of outstanding Options and authorize the granting of new Options in substitution therefor specifying a lower price. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Grantee, alter or impair any rights or obligations under any Option theretofore granted under the Plan nor shall any modification be made which shall adversely affect the status of an Option as an ISO under Code Section 422.
                 (j) Stock Held for Investment. Each Option agreement may contain an undertaking that, upon demand by the Committee for such a representation, the Grantee, or any person acting under Section 6(g), shall deliver to the Committee at the time of any exercise of an Option a written representation that the stock to be acquired upon such exercise is to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any stock issued upon exercise of an Option shall be a condition precedent to the right of the Grantee or such other person to purchase any shares of Common Stock.
                 (k) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.
                 (l) Independent Directors Grants. Independent Directors who have served on the Company's or Lear Holdings Corporation's Board of Directors for at least eighteen





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consecutive months shall be entitled to receive Options under the Plan with respect to 10,000 shares of Common Stock, each having an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Any Options granted to an Independent Director pursuant to this Section 6(I) shall vest and become exercisable upon the earlier of (i) such Independent Director's death or disability, as defined herein or (ii) three years from the date of grant. For purposes hereof, "Independent Directors" shall mean any member of the Company's Board of Directors who during his entire term as a director was not employed by Lehman Brothers Inc., FIMA Finance Management Inc. or the Company or any of their respective affiliates.
         7.      Adjustment of the Changes in the Stock.
                 (a) In the event the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject or which may become subject to an Option under this Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of the Common Stock, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Board of Directors shall, in its sole discretion, determine that





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such change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination.
                 (b) Fractional shares resulting from any adjustment in Options pursuant to Section 7 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.
         8. Securities Law Requirements. No Option granted pursuant to this Plan shall be exercisable in whole or in part, nor shall the Company be obligated to sell any shares of Common Stock subject to any such Option, if such exercise and sale would, in the opinion of counsel for the Company, violate the 1933 Act (or other Federal or State statutes having similar requirements), as it may be in effect at that time. In this regard, the Committee may demand the representations described in Section 6(b) and Section 6(j).
                 Each Option shall be subject to the further requirement that, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, such Option may not be exercised in whole or in part, unless such listing, qualification, consent or approval shall have been affected or obtained free of any conditions not acceptable to the Board of Directors.





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                 No person who acquires shares of Common Stock under the Plan may, during any period of time that such person is an affiliate of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act, sell such shares of Common Stock, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the shares to be sold, or
(ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.
         9.      Amendment of the Plan.
                 The Board of Directors may amend the Plan at any time, except that approval of the holders of a majority of the outstanding voting stock of the Company is requiredor amendments which:
                   (i)  decrease the minimum Option price for ISOs;

                  (ii)  extend the term of the Plan beyond ten years;

                 (iii) extend the maximum terms of the Options granted hereunder beyond ten years;

                 (iv) withdraw the administration of the Plan from the Committee appointed pursuant to Section 3;

                  (v) change the class of eligible employees, officers, directors and other Grantees; or

                 (vi) increase the aggregate number of shares of Common Stock which may be issued pursuant to the provisions of the Plan.

                 Notwithstanding the foregoing, the Board of Directors may, without the need for stockholders' approval, amend the Plan in any respect to qualify ISOs as incentive stock options under Code Section 422.





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         10.     No Obligation to Exercise Option.  The granting of an Option shall impose no obligation upon the Grantee (or upon a transferee of a Grantee) to exercise such Option.
         11. No Limitation on Rights of the Company. The grant of any Option shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
         12. Plan Not a Contract of Employment. The Plan is not a contract of employment, and the terms of employment of any recipient of any award hereunder shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any recipient of any award hereunder for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge any recipient of any award hereunder and to treat him or her without regard to the effect which such treatment might have upon him or her as the recipient of any award hereunder.
         13. Expenses of the Plan. All of the expenses of the Plan shall be paid by the Company.
         14. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Common Stock pursuant to the exercise of an Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any exchange upon which shares of Common Stock are traded. The





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Company shall in no event be obligated to register any securities pursuant to the 1933 Act (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement. The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations and requirements, that the recipient of any award hereunder make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable, including, without limitation, a written representation from a stockholder that the stock is being purchased for investment and not for distribution, acknowledging that such shares have not been registered under the 1933 Act, as amended and agreeing that such shares may not be sold or transferred unless there is an effective Registration Statement for them under the 1933 Act, or, in the opinion of counsel to the Company, that such sale or transfer is not in violation of the 1933 Act.
         15. Effect Upon Other Compensation. Nothing contained herein shall prevent the Company or any subsidiary from adopting other or additional compensation arrangements for its employees or directors.
         16. Grantee to Have No Rights as a Stockholder. No Grantee of any Option shall have any rights as a stockholder with respect to any shares subject to his or her Option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. No Grantee of any Option shall have the rights of a stockholder until he or she has paid in full the Option price.





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         17.     Notice.  Notice to the Committee shall be deemed given if in writing and mailed to the Secretary of the Company at its principal executive offices by first class, certified mail at the then principal office of the Company.
         18. Governing Law. Except to the extent preempted by Federal law, this Plan and all Option agreements entered into pursuant thereto shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, determined without regard to its conflict of interest rules.





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